EXHIBIT 4.1

CHEMESIS INTERNATIONAL INC. (the “Issuer”) SUBSCRIPTION AGREEMENT

The Issuer is offering units (each, a “Unit”) on a non-brokered private placement basis at a price of US$0.50 per Unit. Each “Unit” will consist of one (1) common share of the Issuer (each, a “Share”) and one common share purchase warrant (each whole warrant, a “Warrant” and collectively, the “Warrants”) with each Warrant entitling the holder thereof to purchase one additional common share (subject to adjustment for stock splits, stock dividends and the like) (each, a “Warrant Share”) of the Issuer at a price of US$0.75 per Warrant Share. The Warrants are exercisable immediately and terminating on the date that is the twenty-four (24) month anniversary of the listing of the additional common shares sold in the offering on the Canadian Securities Exchange or other recognized securities exchange.. The Units will be offered pursuant to exemptions from the registration and prospectus requirements of applicable securities legislation.  The Subscriber must be purchasing as principal or deemed under applicable securities laws to be purchasing as principal.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER

1.

The subscriber (the “Subscriber”) must complete the information required on page 3 with respect to Subscription amounts, subscriber details, and alternate registration and delivery particulars (if applicable).

2.	The Subscriber must complete the applicable forms (the “Forms”) at the end of Schedule “B”:

(a)

All Subscribers other than any “U.S. Subscriber” (as defined herein) must complete and execute Form 1 – “Certificate for Exemption”, indicating their exemption from the prospectus requirements of applicable securities legislation in Canada.

(b)

All Subscribers other than any “U.S. Subscriber” who are individuals AND subscribing pursuant to section (j), (k) or (l) of the definition of “accredited investor” in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) must complete and execute Form 1, Schedule 1 – “Form 45-106F9: Form for Individual Accredited Investors”.

(c)

All Subscribers who are resident in Ontario and subscribing pursuant to the Friends, Family and Business Associates exemption in NI 45-106 must complete and execute Form 1, Schedule 2 - “Form 45-106F12: Risk Acknowledgment Form for Family, Friend and Business Associate Investors”.

(d)

All Subscribers who are residents of Saskatchewan and who are ‘family, friends or business associates” must complete and execute Form 1A – “Risk Acknowledgement – Saskatchewan Close Personal Friends and Business Associates”.

(e)

All Subscribers who are individuals AND subscribing pursuant to the definition of “accredited investor” in NI 45-106, must complete and sign the “Individual Accredited Investor Questionnaire” – Form 2.

(f)	All Subscribers must complete Form 3 – “Acknowledgement and Direction”.

(g)	All Subscribers who are “U.S. Subscribers” must complete Form 4 – “U.S. Investor Certificate”.

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3.

Return a completed and executed copy of this Subscription, together with all applicable Forms, no later than 5:00 p.m. (Vancouver time) on the day which is two business days prior to the Closing Date (as defined herein) to Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, V6C 3E8, Attention Deepak Gill, Email dgill@cassels.com.

4.

Payment for the total Subscription price of the Units subscribed for should be made on or before the day which is two business days prior to the Closing Date, by way of a certified cheque, money order or bank draft made payable to the Issuer’s fund collection agent “Novation Solutions Inc.” or by wire transfer (with applicable wire fees) to:

Mail Funds

Please make the check payable to our fund collection agent: NOVATION SOLUTIONS INC. Deliver to:

[ADDRESS]

Personal and certified checks are acceptable - please include your DealMaker account number on the check.

Wire Transfer

[WIRE INFORMATION]

NOTES:

1. Confirm the wire information shown above with your bank before sending as input fields may differ.

2. NOTE: PLEASE MAKE YOUR FUNDS PAYABLE IN US DOLLARS.

3. PLEASE ADD USD $15.00 TO YOUR TOTAL AGGREGATE SUBSCRIPTION PRICE TO COVER WIRE TRANSFER FEES.

4. If using a method other than wire transfer, such as direct deposit or a transfer between CIBC accounts, please ensure transaction comments include your full name or investor ID and EMAIL A PICTURE OF YOUR DEPOSIT RECEIPT TO info@dealmaker.tech or your funds risk being unmatched to your investment.

5. Once the wire has arrived, you will receive a confirmation email within 24 hours.

Other

ACH via beneficiary transfer instructions provided above; please use the same information as shown in the wire transfer payment section. The account type is checking.

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TO:	CHEMESIS INTERNATIONAL INC.

1.	The Subscriber irrevocably subscribes for and agrees to purchase from the Issuer the following securities:

Number of Units at $0.50 each:

Total Subscription price for the subscribed Units:                $

2.

The Subscriber and the Issuer agree that the offering of the Units s shall be on the terms and conditions specified in Schedules “A” and “B” hereto. The Subscriber hereby makes the representations, warranties, acknowledgments and agreements set out in Schedules “A” and “B” hereto and in all applicable Forms, and acknowledges and agrees that the Issuer and its respective counsel will and can rely on such representations, warranties, acknowledgments and agreements should this Subscription be accepted.

3.	Identity of and execution by Subscriber:

BOX A: SUBSCRIBER INFORMATION AND EXECUTION

(name of subscriber)

(address – include city, province and postal code)
☒
(telephone number)	(email address)	(signature of subscriber/authorized signatory)

(if applicable, print name of signatory and office)

Execution hereof by the Subscriber shall constitute an offer and agreement to subscribe for the Units set out in Item 1 above pursuant to the provisions of Item 2 above, and acceptance by the Issuer shall effect a legal, valid and binding agreement between the Issuer and the Subscriber. This Subscription may be executed and delivered by electronic transmission, and shall be deemed to bear the date of acceptance below.

4.	If the Units are to be registered other than as set out in Box A, the Subscriber directs the Issuer to register and deliver the Units as follows:

BOX B: ALTERNATE REGISTRATION INSTRUCTIONS

(name of registered holder)

(address of registered holder include city, province and postal code)

(registered holder: contact name, contact telephone number and contact email address)

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5.	If the Units are to be delivered other than as set out in Box A (or if completed, Box B):

BOX C: ALTERNATE DELIVERY INSTRUCTIONS

(name of recipient)

(address of recipient – include city, province and postal code)

(recipient: contact name, contact telephone number and contact email address)

6.

If the Subscriber is purchasing as agent for a principal, and is not a trust company or trust corporation purchasing as trustee or agent for accounts fully managed by it or is not a person acting on behalf of an account fully managed by it (and in each such case satisfying the criteria set forth in NI 45-106), complete Box D below and provide as a separate attachment all applicable Forms on behalf of such principal (a “Disclosed Principal”):

BOX D: IDENTIFICATION OF PRINCIPAL

(name of Disclosed Principal)

(address of Disclosed Principal – include city, province and postal code)

(Disclosed Principal: contact name, contact telephone number and contact email address)

ADDITIONAL SUBSCRIBER INFORMATION – MUST BE COMPLETED

The Subscriber holds, directly or indirectly, or exercises control over, the following securities of the Issuer (prior to the Offering (as defined herein)): ___________________

The Subscriber (circle one) is or is not a Registrant (as defined herein).

The Subscriber (circle one) is or is not an Insider (as defined herein) of the Issuer.

[Signature page to follow]

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ACCEPTANCE

This Subscription is accepted and agreed to by the Issuer as of the ____ day of ______________________, 2020.	) ) ) ) )	CHEMESIS INTERNATIONAL INC. Per: Authorized Signatory

SCHEDULE A

1.	Interpretation

1.1	Unless the context otherwise requires, reference in this Subscription to:

(a)

“Applicable Securities Laws” means the Securities Act or analogous legislation of the Selling Jurisdictions and all rules, regulations, policies, orders, notices and other instruments incidental thereto;

(b)

“Closing” refers to the completion of the purchase and sale of the Units, and if the purchase and sale occurs in two or more tranches, the “Closing” for purposes of any particular Unit shall be the completion of the purchase and sale of that particular Unit;

(c)	“Closing Date” means the date on which the Closing shall occur;

(d)	“Exchange” means the Canadian Securities Exchange;

(e)	“Exemptions” has the meaning set forth in Section 3.1 of this Schedule “A”;

(f)

“Insider” means (a) a director or senior officer of the Issuer (or a subsidiary of the Issuer), (b) any Person who beneficially owns, directly or indirectly, voting securities of the Issuer or who exercises control or direction over voting securities of the Issuer or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Issuer for the time being outstanding, or (c) a director or senior officer of an Insider of the Issuer;

(g)	“NI 45-102” and “NI 45-106” refer to National Instrument 45-102 and National Instrument 45-106, respectively, of the Canadian Securities Administrators;

(h)	“Offering” has the meaning set forth in Section 2.1 of this Schedule “A”;

(i)

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to Applicable Securities Laws, or a person registered or otherwise required to be registered under the Applicable Securities Laws;

(j)	“Shares” means the previously unissued common shares of the Issuer comprising part of the Units;

(k)	“Securities” means, collectively, the Units, the Shares, the Warrants and the Warrant Shares;

(l)	“Selling Jurisdictions” refers to all jurisdictions where the Units are sold;

(m)	“Subscription” or “Subscription Agreement” means this subscription agreement and includes all schedules hereto and the Forms;

(n)	“Term Sheet” means the term sheet delivered to potential purchasers of Units included in Schedule “C”;

(o)	“Trading Day” means a business day during which trades are executed on the Exchange (or such other stock exchange on which the Issuer’s common shares may be trading at the relevant time);

(p)	“Units” has the meaning ascribed thereto on the face page of this Subscription Agreement;

(q)	“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(r)	“U.S. Person” means a “U.S. person” as such term is defined in Regulation S under the U.S. Securities Act;

(s)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(t)

“U.S. Subscriber” means a Subscriber that (i) is in the United States, (ii) is a U.S. Person, (iii) is subscribing on for the account or benefit of a U.S. Person or a person in the United States, (iv) received an offer to acquire the Units within the United States, or (v) executed this Subscription Agreement, or otherwise placed its order to purchase the Units, from within the United States;

(u)	“Warrants” has the meaning ascribed thereto on the face page of this Subscription Agreement; and

(v)	“Warrant Shares” has the meaning ascribed thereto on the face page of this Subscription Agreement.

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1.2	Unless otherwise specified, all dollar amounts in this Subscription Agreement and the Forms, including the symbol “$”, are expressed in Canadian dollars.

1.3

References imputing the singular shall include the plural and vice versa; references imputing individuals shall include corporations, partnerships, societies, associations, trusts and other artificial constructs and vice versa; and references imputing gender shall include the opposite gender.

1.4

The division of this Subscription Agreement into Forms, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause, Form or Schedule are to the applicable article, section, subsection, paragraph, clause, Form or schedule of this Subscription Agreement.

2.	Description of Offering and Units

2.1

The Issuer is offering (the “Offering”) the Units at a price of US$0.50 per Unit. Each Unit will consist of one Share and one Warrant, with each Warrant entitling the holder thereof to purchase one Warrant Share at a price of US$0.75 per Warrant Share for a period of twenty-four (24) months from the date the Warrants are issued.

2.2	The Offering is not subject to any minimum or maximum aggregate amount and there can be no guarantees that the Issuer will raise sufficient funds to meet its present or future objectives.

2.3	The completion of transactions contemplated in this Subscription is subject to the following conditions:

(a)

the receipt by the Issuer from the Subscriber, in form and content satisfactory to the Issuer in its sole discretion, of any other documents required by Applicable Securities Laws which the Issuer requests;

(b)	the truth, at the time of acceptance and as at Closing, of the Subscriber’s representations and warranties under this agreement; and

(c)	the performance by the Subscriber of its covenants under this agreement.

3.	Eligibility and Subscription Procedure

3.1

The Offering is being made pursuant to exemptions (the “Exemptions”) from the registration and prospectus requirements of Applicable Securities Laws. The Subscriber acknowledges and agrees that the Issuer and its respective counsel will and can rely on the representations, warranties, acknowledgments and agreements of the Subscriber contained in this Subscription and otherwise provided by the Subscriber to the Issuer to determine the availability of Exemptions should this Subscription be accepted.

3.2

The Offering is not, and under no circumstances is to be construed as, a public offering of the Securities. The Offering is not being made as, and this Subscription does not constitute, an offer to sell or the solicitation of an offer to buy the Securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

3.3

Subscribers must duly complete and execute this Subscription Agreement together with all applicable Forms hereto (please see the Instructions listed on the face page hereof) and return them to the Issuer with payment for the total Subscription price for the subscribed Units by way of a certified cheque, money order or bank draft made payable to the Issuer’s fund collection agent “Novation Solutions Inc.” or by wire transfer as set out on the face page hereof.

3.4

Subscriptions are irrevocable. Prior to the Closing, the Subscription price for the subscribed Units may be freely used by the Issuer, and such funds shall be deemed to be a non-interest bearing loan from the Subscriber to the Issuer until the issuance of the Units against such funds or the funds are otherwise returned to the Subscriber in whole or in part as provided for in Article 4.

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3. 5

A Subscription will only be effective upon its acceptance by the Issuer. Subscriptions will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber pursuant to an available Exemption and that all other Applicable Securities Laws have been and will be complied with in connection with the proposed distribution. The Issuer reserves the right to accept this Subscription in whole or in part.

4.	Closing Procedure

4.1

The Offering will be completed at one or more Closings at such time or times, on such date or dates, and at such place or places, as the Issuer may determine. At each Closing, the Issuer will deliver certificates representing the Shares and the Warrants to those Subscribers whose Subscriptions have been accepted, against the duly completed and executed Subscriptions and applicable Subscription price in respect thereof.

4.2

In the event that the purchase and sale of the Units contemplated by this Subscription is not otherwise completed or only completed in part, the Issuer shall, as the case may be, immediately return this Subscription and the total Subscription price for the subscribed Units or return the part of the Subscription price representing the number of Units in respect of which this Subscription was not completed, all without interest or deduction.

5.	Reporting and Consent

5.1	The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, expressly consents and agrees to:

(a)	the Issuer collecting personal information regarding the Subscriber for the purpose of completing the transactions contemplated by this Subscription; and

(b)

the Issuer releasing personal information regarding the Subscriber, and this Subscription, including the Subscriber’s name, residential address, telephone number, email address and registration and delivery instructions, the number of Securities purchased, the number of securities of the Issuer held by the Subscriber, the status of the Subscriber as an Insider or as otherwise represented herein, and, if applicable, information regarding the beneficial ownership or the principals of the Subscriber, to securities regulatory authorities in compliance with Applicable Securities Laws, to other authorities as required by law and to the registrar and transfer agent of the Issuer for the purposes of arranging for the preparation of the certificates representing the Securities in connection with the Offering.

The purpose of the collection of the information is to ensure the Issuer and its advisors will be able to issue Securities to the Subscriber in accordance with the instructions of the Subscriber and in compliance with applicable corporate, securities and other laws, as well as Exchange requirements, and to obtain the information required to be provided in documents required to be filed with securities regulatory authorities under Applicable Securities Laws and with other authorities (including an Exchange) as required, which may include their public disclosure of such information.  The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, further expressly consents and agrees to the collection, use and disclosure of all such personal information by securities regulatory authorities and other authorities in accordance with their requirements, including, but not limited to, the publishing or making available to the public of such information and the provision of such information to third-party service providers for their collection, use and disclosure from time to time.

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The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title:      Aman Parmar, President
Issuer Name:        CHEMESIS INTERNATIONAL INC.
Address:                Suite 2710, 200 Granville Street, Vancouver, British Columbia, V6C 1S4 Email Address:     amanparmar@chemesis.com

5.2	The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, expressly acknowledges and agrees that:

(a)

the Issuer may be required to provide applicable securities regulators, or otherwise under the Proceeds of Crime (Money Laundering) and Terrorist Financing Act of Canada, a list setting forth the identities of the purchasers of the Securities and any personal information provided by the Subscriber, and the Subscriber hereby represents and warrants that to the best of the Subscriber’s knowledge, none of the funds representing the Subscription proceeds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; the Subscriber hereby further covenants that it shall promptly notify the Issuer if the Subscriber discovers that any of such representations cease to be true, and shall provide the Issuer with appropriate information in connection herewith; and

(b)

it shall complete, sign and return such additional documentation as may be required from time to time under Applicable Securities Laws or any other applicable laws in connection with the Offering and this Subscription.

5.3	Furthermore, the Subscriber is hereby notified and acknowledges that:

(a)

the Issuer may deliver to the applicable Canadian Securities Commission certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address, telephone number and email address, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities;

(b)	such information is being collected indirectly by the applicable Canadian Securities Commission under the authority granted to it in securities legislation;

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable Canadian jurisdictions; and

(d)

the Subscriber may contact the following public official in each jurisdiction with respect to questions about the applicable Canadian Securities Commission’s indirect collection of such information at the following address and telephone number:

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Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: 709-729-4189

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd  Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Téléphone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-864-6381

Email: financementdessocietes@lautorite.qc.ca

Public official contact regarding indirect collection of information: Secrétaire générale

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 – 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Director

Government of Yukon

Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466

Facsimile: 867-393-6251

Email: securities@gov.yk.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

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6.	Resale Restrictions and Legending of Securities

6.1

The Subscriber hereby acknowledges and agrees that the Offering is being made pursuant to the Exemptions and, as a result, the Securities will be subject to a number of statutory restrictions on resale and trading. Until these restrictions expire, the Subscriber will not be able to sell or trade the Securities unless the Subscriber complies with an exemption from the prospectus and registration requirements under Applicable Securities Laws.

(a)

The Securities have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be offered and sold, directly or indirectly, in the United States or by, or to or for the account or benefit of, a U.S. Person or a person in the United States, without registration under the U.S. Securities Act and any applicable state securities laws, unless an exemption from registration is available; and

(b)

the Issuer has no present intention and is not obligated under any circumstances to register the resale of the Securities, or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to or for the account or benefit of a U.S. Person, and in particular, the Subscriber and the Issuer further acknowledge and agree that the Issuer is hereby required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration.

6.3	The Subscriber acknowledges that the Securities may bear the following legend, in addition to any other legends contemplated in this Subscription Agreement:

“Unless permitted under securities legislation, the holder of this Security must not trade the Security before [insert the date that is 4 months and day after the closing date].”

6.4

The foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. U.S. Subscribers should also refer to Form 4 attached hereto for a description of transfer restrictions applicable under the U.S. Securities Act. Subscribers are advised to consult with their own advisors concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further Exemptions or the obtaining of a discretionary order to transfer any Securities. Subscribers are further advised against attempting to resell or transfer any Securities until they have determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws and the terms of this Subscription, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Securities.

6.5

To evidence the applicable hold periods and restrictions on resale and transferability prescribed by Applicable Securities Laws and the terms of this Subscription, the Issuer will place a legend on the certificates representing the Securities as are required under Applicable Securities Laws, and the terms of this Subscription, or as it may otherwise deem necessary or advisable.

7.	Finder’s Fees

7.1

Subject to compliance with applicable laws, the Issuer may pay a finder’s fee or commission to persons who assist in the introduction of investors to the Issuer, which, without limiting the foregoing may include cash, common shares and/or convertible securities; provided, however, that the Issuer will not pay any finder’s fee or commission in respect of any sale of Securities in the United States.

8.	Miscellaneous

8.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any special counsel retained by the Subscriber, relating to the purchase, resale or transfer of the Securities shall be borne by the Subscriber.

8.2

Each party to this Subscription covenants that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other notices, certificates, undertakings, escrow agreements and other instruments and documents, and shall do all such other acts and other things, as may be necessary or desirable for the purposes of carrying out the provisions of this Subscription.

8.3

Except as expressly provided for in this Subscription and in any agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations, warranties, acknowledgments and agreements, whether expressed or implied, whether written or oral, and whether made by statute, common law, the parties hereto or anyone else. This Subscription may only be amended by instrument in writing signed by the parties hereto.

8.4

The invalidity or unenforceability of any particular provision of this Subscription or any part thereof shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription or part thereof.

8.5

This Subscription, including without limitation the terms, conditions, representations, warranties, acknowledgments and agreements contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber and the Issuer notwithstanding the completion of the purchase and sale of the Securities, the conversion or exercise thereof and any subsequent disposition thereof by the Subscriber.

8.6	This Subscription is not transferable or assignable. This Subscription shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8.7

This Subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his personal or corporate capacity, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.8	Time shall be of the essence hereof.

8.9

This Subscription may be executed in as many counterparts as may be necessary and delivered electronically, and such counterparts so delivered shall be deemed to constitute one and the same original instrument.

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SCHEDULE B

1.	Representations, Warranties, Acknowledgments and Agreements of the Subscriber

1.1	The Subscriber hereby represents, warrants, certifies, acknowledges and agrees for the benefit of the Issuer and its respective counsel that:

(a)

the Subscriber is resident in the jurisdiction set out on page 3 above, and if such address is not located in British Columbia, the Subscriber expressly certifies that it is not resident in British Columbia;

(b)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, and in particular no governmental agency or authority, stock exchange or other regulatory body or any other entity has made any finding or determination as to the merit for investment of, nor have any such agencies, authorities, exchanges, bodies or other entities made any recommendation or endorsement with respect to, the Securities;

(c)	there is no government or other insurance covering the Securities;

(d)	there are risks associated with the purchase of the Securities, being speculative investments which involve a substantial degree of risk;

(e)

there are restrictions on the Subscriber’s ability to trade the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before trading the Securities;

(f)

the Issuer has advised the Subscriber that it is relying on one or more exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Securities Laws, and as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it;

(g)

the Subscriber has been further advised that due to the fact that no prospectus has been or is required to be filed with respect to any of the Securities under Applicable Securities Laws (i) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation, (ii) the Issuer is relieved from certain obligations that would otherwise apply under applicable legislation, and (iii) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(h)

no person has made to the Subscriber any written or oral representations (i) that any person will resell or repurchase the Securities, (ii) that any person will refund the purchase price for the Securities, or (iii) as to the future price or value of the Securities;

(i)

the Subscriber is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of assessing and evaluating the merits and risks of an investment in the Securities, and is and will be able to bear the economic loss of its entire investment in any of the Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment;

(j)

the Subscriber has been advised to consult its own investment, legal and tax advisors with respect to the merits and risks of an investment in the Securities, Applicable Securities Laws and applicable resale restrictions, and in all cases the Subscriber has not relied upon the Issuer or its respective counsel or advisors for investment, legal or tax advice, always having, if desired, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisors, and in particular, the Subscriber has been advised and understands that it is solely responsible, and neither the Issuer nor its respective counsel or advisors are in any way responsible, for the Subscriber’s compliance with Applicable Securities Laws and with applicable resale restrictions regarding the holding and disposition of the Securities;

(k)

to the knowledge of the Subscriber, the Offering was not advertised or solicited in any manner in contravention of Applicable Securities Laws, and has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)

the Subscriber has no knowledge of a “material fact” or “material change”, as those terms are defined in the Applicable Securities Laws in Canada applicable in its jurisdiction of residence, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

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(m)

the Subscriber is not a “control person” as defined in any Exchange policy, will not become a “control person” by virtue of purchasing the Units as contemplated herein, and does not intend to act in concert with any other person to form a control group of the Issuer;

(n)	the Subscriber is not an investment club;

(o)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto, and if the Subscriber is not an individual, it is also duly formed and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, partners and others have been obtained to authorize the entering into and execution of this Subscription and the taking of all actions required hereto on behalf of the Subscriber;

(p)

the Subscriber has duly and validly entered into, executed and delivered this Subscription and it constitutes a legal, valid and binding obligation of the Subscriber enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and as limited by laws relating to the availability of equitable remedies;

(q)

the entering into of this Subscription and the transactions contemplated hereby does not and will not, conflict with, result in a violation or breach of, or constitute a default under, any of the terms and provisions of any law, regulation, order or ruling applicable to the Subscriber, or of any agreement, contract or indenture, written or oral, to which it is or may be a party or by which it is or may be bound, or, if the Subscriber is a corporation, its constating documents or any resolutions of its directors or shareholders;

(r)

the Subscriber is aware that none of the Units, Shares, Warrants and Warrant Shares have been or will be registered under the U.S. Securities Act or the applicable securities laws of any state of the United States and that none of the Securities may be offered or sold, directly or indirectly, in the United States or to, or for the account of benefit of a U.S. Person or a person in the United States, without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption from registration therefrom and it acknowledges that the Issuer has no present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of the resale of such securities;

(s)

unless the Subscriber has concurrently completed, executed and delivered herewith Form 4 and makes the representations, warranties and covenants contained therein, the Subscriber represents and warrants that it is not a U.S. Subscriber;

(t)

the Subscriber acknowledges and agrees that the Warrants may not be exercised in the United States or by, or on behalf of, any U.S. Person unless the Warrant Shares acquirable upon exercise of such Warrants have been registered under the U.S. Securities Act and applicable state securities laws or exemptions from such registration requirements are available at the time of exercise and the holder has provided the Issuer an opinion letter from reasonably acceptable United States legal counsel to such effect. The Warrants will contain a legend or other provision setting out exercise restrictions under applicable United States securities laws; and

(u)

the Subscriber undertakes and agrees that it will not offer or sell any of the Units unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirement is available, and further that the Subscriber will not resell or transfer the Units except in accordance with the provisions of the Issuer’s constating documents, applicable securities legislation, regulations, rules, policies and orders and Exchange rules.

1.2

The Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its counsel that it is purchasing the Securities as principal (or is deemed under Applicable Securities Laws in Canada to be doing so), not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, and:

(a)	in respect of all Subscribers resident in or otherwise subject to the securities laws of a Province of Canada other than Ontario, it is:

(i)

a person described in section 2.3 of NI 45-106 by virtue of being an “accredited investor” as defined in NI 45-106, and provided that it is not a person that is or has been created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45-106;

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(ii)

a person described in section 2.5 of NI 45-106 by virtue of being (A) a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (D) a close personal friend or close business associate of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (E) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; (F) a parent, grandparent, brother, sister or child of a spouse of a founder of the Issuer; (G) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs 1.2(a)(ii)(A) to 1.2(a)(ii)(F); or (H) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons described in paragraphs 1.2(a)(ii)(A) to 1.2(a)(ii)(F);

(iii)

a person described in section 2.10 of NI 45-106 by virtue of the Units having an acquisition cost to the purchaser of not less than $150,000 paid in cash, and provided that it is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI 45-106, and further provided that if it is resident in or otherwise subject to the securities laws of Alberta, no document purporting to describe the business and affairs of the Issuer, which has been prepared for review by prospective purchasers to assist such prospective purchasers in making an investment decision in respect of the Units, has been delivered to or summarized for or seen by or requested by the Subscriber in connection with the Offering; or

(iv)

a person described in section 2.24 of NI 45-106 by virtue of being an employee, “executive officer”, “director” or “consultant” of the Issuer or of a “related entity” of the Issuer or by virtue of being a “permitted assign” of the foregoing persons, as those terms are defined in sections 1.1 or 2.22 of NI45-106, and its participation in the Offering is voluntary, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein; and

(b)	in respect of all Subscribers resident in or otherwise subject to the securities laws of Ontario, it is:

(i)	a person described in subsection 1.2(a)(i), (iii) or (iv) of this Schedule B; or

(ii)

a person described in section 2.7 of NI 45-106 by virtue of being (A) a founder of the Issuer; (B) an affiliate of a founder of the Issuer; (C) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Issuer; or (D) a person that is a control person of the Issuer, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein; and

(c)	in respect of all Subscribers resident outside of Canada or the United States:

(i)

it is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the “International Authorities”) having application to the Offering and the Issuer in the jurisdiction (the “International Jurisdiction”) in which the Subscriber is resident;

(ii)

it is purchasing Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the applicable securities laws of the International Jurisdiction, or the Subscriber is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on such exemptions;

(iii)

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever with or from any of the International Authorities in connection with the Offering or the Securities, including any resale thereof;

(iv)

the Offering and the completion of the offer and sale of the Securities to the Subscriber as contemplated herein complies in all respects with the applicable securities laws of the International Jurisdiction, and does not trigger:

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(A)	any obligation to prepare and file a prospectus or similar or other offering document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction;

(v)	it is purchasing Securities as principal; and

(vi)

it will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably.

2.	Reliance, Notification, Indemnity and Survival

2.1

The Subscriber acknowledges and agrees that the Issuer and its respective counsel will and can rely on the representations, warranties, certifications, acknowledgments and agreements of the Subscriber contained in this Subscription (including the exhibits hereto, which are incorporated by reference herein and form a part hereof) and otherwise provided by the Subscriber to and with the Issuer to determine the availability of Exemptions should this Subscription be accepted, and otherwise in completing the offering, issue and sale of the Securities to the Subscriber in accordance with applicable laws.

2.2

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information pertaining to the Subscriber herein or otherwise provided in connection with this Subscription which takes place prior to Closing.

2.3

The Subscriber hereby agrees to indemnify and hold harmless the Issuer against all actions, claims, damages, costs, expenses, losses and liabilities which it may suffer or incur as a result of this Subscription.

2.4

The representations, warranties, acknowledgements and agreements made by the Subscriber in this Subscription and otherwise provided by the Subscriber and the Issuer shall be true and correct as of the date of execution of this Subscription and as of Closing as if repeated thereat, and shall survive the Closing.

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SCHEDULE C

TERM SHEET

 (ALL AMOUNTS IN CAD$ UNLESS OTHERWISE SPECIFIED)

Issuer:	CHEMESIS INTERNATIONAL INC. (the “Issuer”).

Type of Transaction:	Non-brokered private placement.

Issue Price:	US$0.50 (the “Issue Price”).

Securities Offered:

Units, each consisting of one common share in the capital of the Issuer (each, a “Share”) and one common share purchase (each, a “Warrant”) with each Warrant entitling the holder thereof to purchase one additional common share (subject to adjustment for stock splits, stock dividends and the like)  (each, a “Warrant Share”) of the Issuer at a price of US$0.75 per Warrant Share. The Warrants are exercisable immediately and terminating on the date that is the twenty-four (24) month anniversary of the listing of the additional common shares sold in the offering on the Canadian Securities Exchange or other recognized securities exchange.

Offering Procedure:	Non-brokered private placement pursuant to prospectus exemptions under National Instrument 45-106 Prospectus Exemptions.

Resale Restrictions:	4 month and one day hold pursuant to Applicable Securities Laws.

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FORM 1

CERTIFICATE FOR EXEMPTION

In addition to the representations, warranties acknowledgments and agreements contained in the Subscription to which this Form 1 – Certificate for Exemption is attached, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber is purchasing the Securities set out in the Subscription as principal, it is resident in the jurisdiction set out on the acceptance page of the Subscription and: [check all appropriate boxes]

Category 1:  Accredited Investor

The Subscriber is [check appropriate box and complete related blanks]:

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)

except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;
If qualifying under this paragraph, the Subscriber must also complete and sign Schedule 1 attached hereto entitled “Form 45-106F9: Form for Individual Accredited Investors”

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities exceeds $5,000,000;

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

If qualifying under this paragraph, the Subscriber must also complete and sign Schedule 1 attached hereto entitled “Form 45-106F9: Form for Individual Accredited Investors”

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☐	(l)

an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

If qualifying under this paragraph, the Subscriber must also complete and sign Schedule 1 attached hereto entitled “Form 45-106F9: Form for Individual Accredited Investors”

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;
(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor; or

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

17

AND

If the Subscriber is a resident of, or otherwise subject to the securities laws of, Ontario, the Subscriber is [check appropriate box]:

☐	(aa)	a bank listed in Schedule I, II or III to the Bank Act (Canada);

☐	(bb)	an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

☐	(cc)

a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(dd)	the Business Development Bank of Canada;

☐	(ee)

a subsidiary of any person or company referred to in clause (aa), (bb), (cc) or (dd), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(ff)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

☐	(gg)

the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada;

☐	(hh)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’Île de Montréal or an intermunicipal management board in Quebec;

☐	(ii)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(jj)

a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada;

☐	(kk)	a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

☐	(ll)	such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

Additional Instruction:  If the Subscriber is an individual and qualifies under Category 1 pursuant to paragraphs (j), (k) or (l), it must also complete and sign Schedule 1 attached hereto entitled “Form 45-106F9: Form for Individual Accredited Investors”.

18

Definitions:

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“EVCC” means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

19

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

“VCC” means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

Category 2:  Family, Friends and Business Associates

The Subscriber is [check appropriate box and complete related blanks]:

☐	(a)	a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(d)	a close personal friend* of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(e)	a close business associate** of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, grandchild, child, close personal friend or close business associate of a founder of the Issuer;

☐	(g)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer,

☐	(h)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or

☐	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g).

of which the relevant director, executive officer, control person or founder of the Issuer or affiliate thereof referred to in paragraphs (b) to (k) above is:

20

State name:

State the  length of your relationship with this person:

Additional Instruction:  If the Subscriber qualifies under Category 2 and is a resident of Ontario, it must also complete and sign Schedule 2 attached hereto entitled “Form 45-106F12: Risk Acknowledgment Form for Family, Friend and Business Associate Investors”.

Notes:

*

“close personal friend” means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term “close personal friend” can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close personal friend” solely because that individual is a relative, a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

**

“close business associate” means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

Category 3:  $150,000 Purchaser

☐	The Subscriber is:

(a)	not an individual and has an acquisition cost for the Units of not less than $150,000 paid in cash at the time of the distribution;

(b)	purchasing the Units as principal; and

(c)	not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI 45-106.

Category 4:  Employees, Officers, Directors and Consultants

21

The Subscriber is [check appropriate box]:

☐	(a)	a current or former employee of the Issuer or of a “related entity” of the Issuer;

☐	(b)	an executive officer of the Issuer or of a “related entity” of the Issuer;

☐	(c)	a director of the Issuer or of a “related entity” of the Issuer;

☐	(d)	a consultant of the Issuer or of a “related entity” of the Issuer; or

☐	(e)	a “permitted assign” of a person described in paragraphs (a) to (d), and its participation in the Offering is voluntary.

Category 5:  Founder, Control Person and Family (only available for Ontario residents)

The Subscriber is resident in, or otherwise subject to the securities laws of, Ontario, and is [check appropriate box and complete related blanks]:

☐	(a)	a founder of the Issuer;

☐	(b)	an affiliate of a founder of the Issuer;

☐	(c)

a spouse, parent, brother, sister, grandparent, child or grandchild of an executive officer, director or founder of the Issuer, of which the relevant executive officer, director or founder is__________________ ; or

☐	(d)	a person that is a control person of the Issuer.

*  *  *  *  *  *  *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing.  If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber’s Subscription.

22

IN WITNESS, the undersigned has executed this Certificate as of the                      day of                                                    , 2020.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber	Print Name of Subscriber

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Jurisdiction of Residence of Subscriber

Jurisdiction of Residence of Subscriber

23

FORM 1 – SCHEDULE 1

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: Chemesis International Inc. (the “Issuer”)
Purchased from: the Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:		Your initials
Risk of loss – You could lose your entire investment of $ ________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to  www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•    Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•    Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

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4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Chemesis International Inc. Suite 2710, 200 Granville Street Vancouver, British Columbia, V6C 1S4 Attention: Aman Parmar, President Email:  amanparmar@chemesis.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.

The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

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FORM 1 – SCHEDULE 2

ONTARIO RESIDENTS ONLY

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Units	Issuer: Chemesis International Inc. (the “Issuer”)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:		Your initials
Risk of loss – You could lose your entire investment of $ ________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:		Your initials

A) You are:

1)   [check all applicable boxes]

☐   a director of the issuer or an affiliate of the issuer

☐   an executive officer of the issuer or an affiliate of the issuer

☐   a control person of the issuer or an affiliate of the issuer

☐   a founder of the issuer

OR

2)   [check all applicable boxes]

☐    a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐   a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)  You are a family member of ____________________________________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer: _______________________________.

      You are the ____________________________ of that person or that person’s spouse. [Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person’s spouse.]

C)  You are a close personal friend of _______________________________ [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer: _______________________________.

      You have known that person for _____ years.

D)  You are a close business associate of ______________________________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: ____________________________.

      You have known that person for _____ years.

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4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because  you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:

SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

  [Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐    family relationship as set out in section 3B of this form

☐    close personal friendship as set out in section 3C of this form

☐    close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:

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SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Chemesis International Inc. Suite 2710, 200 Granville Street Vancouver, British Columbia, V6C 1S4 Attention: Aman Parmar Email:  amanparmar@chemesis.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.

The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

4.

The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus and Registration Exemptions.

28

FORM 1A

SASKATCHEWAN RESIDENTS ONLY

FORM 45-106F5 Risk Acknowledgement - Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:
•	I am investing entirely at my own risk.
•	No securities regulatory authority has evaluated or endorsed the merits of these securities.
•	The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.
•	I will not be able to sell these securities for 4 months.
•

I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $                                            [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of                                                                                                  [state name], who is a                                                                                           [state title - founder, director, executive officer or control person] of                                                                                                                                  [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with                                                                           [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

_______________________                                                 _______________________

Date                                                                                              Signature of Purchaser

                                                                                                      _______________________

                                                                                                      Print name of Purchaser

Sign 2 copies of this document.  Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and
•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

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There are restrictions on your ability to resell exempt market securities.  Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities.  You should consult your own professional advisers before investing in the securities.

You will not receive advice.

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

INSTRUCTION:  THE PURCHASER MUST SIGN 2 COPIES OF THIS FORM.  THE PURCHASER AND THE ISSUER MUST EACH RECEIVE A SIGNED COPY.

FORM 2

INDIVIDUAL ACCREDITED INVESTOR QUESTIONNAIRE

THIS QUESTIONNAIRE IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS

Unless otherwise defined herein, all capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Subscription Agreement accompanying this questionnaire.

I understand that in order to be accepted as an “accredited investor” under National Instrument 45-106, I must satisfy certain of the following criteria.  The undersigned hereby represents and warrants to the Issuer as follows:

1. Financial Circumstances.  Please answer the following questions concerning your financial status by marking the appropriate box and filling in the blanks.

1.1	Was your net income before taxes more than $200,000 in each of the 2 most recent calendar years?

☐ Yes ☐ No

1.2	If you answered "Yes" to Question 1.1, do you expect your net income before taxes to be more than $200,000 in the current calendar year?

☐ Yes ☐ No

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1.3	Was your net income before taxes combined with your spouse’s net income before taxes more than $300,000 in each of the 2 most recent calendar years?

☐ Yes ☐ No

1.4	If you answered "Yes" to Question 1.3, do you expect your net income before taxes combined with your spouse’s net income before taxes to be more than $300,000 in the current calendar year?

☐ Yes ☐ No

1.5	Do you own, either alone or with your spouse, more than $1,000,000 in cash and securities, after subtracting any debt related to the cash and securities?

☐ Yes ☐ No

1.6	Do you own, either alone or with your spouse, have net assets (i.e., your total assets (including real estate) less your total debt) worth more than $5,000,000?

☐ Yes ☐ No

1.7

Please indicate, for each of the two most recent years, what your individual net income before taxes (or joint net income before taxes together with your spouse) was, and for the current year what your individual net income before taxes (or joint net income before taxes together with your spouse) is expected to be:

2018 Individual ____________________ Joint ______________________ 2019 Individual ____________________ Joint ______________________

2. Financial Background.  Please respond to the following questions, supplying as much detail as possible in order to make your answers complete.

2.1	Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

No Experience	Some Experience	Substantial Experience

☐	☐	☐	Marketable Securities
☐	☐	☐	Securities for which no public market exists

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2.2	For those investments for which you indicated "Substantial Experience" or "Some Experience" in question 2.1 above, please answer the following additional question:

How often do you make your own investment decisions with respect to such investments?

2.3	Do you have adequate means of providing for your current needs and personal contingencies and have no need for liquidity in such investments?

☐ Yes ☐ No

2.4	Please indicate whether you are borrowing the money to be used to purchase securities in the Offering?

☐ Yes ☐ No

I hereby represent and warrant that:

(a)	my net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and I expect it to be more than $200,000 in the current calendar year;

(b)

my net income before taxes combined with my spouse's was more than $300,000 in each of the 2 most recent calendar years, and I expect that our combined net income before taxes to be more than $300,000 in the current calendar year;

(c)	either alone or with my spouse, I own more than $1,000,000 in cash and securities, after subtracting any debt related to the cash and securities; or

(d)	either alone or with my spouse, I have net assets worth more than $5,000,000.

My commitment to investments which are not readily marketable is reasonable in relation to my net worth.  I meet at least one of the criteria for an “accredited investor” under National Instrument 45-106.

The foregoing representations and warranties and all other information which I have provided to the Issuer concerning myself and my financial condition are true and accurate as of the date hereof.  If in any respect, such representations, warranties, or information shall not be true and accurate, I will give written notice of such fact to the Issuer specifying which representations, warranties or information are not true and accurate, and the reasons therefor.

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I understand that the information contained herein is being furnished by me in order for the Issuer to determine my suitability as an accredited investor, may be accepted by the Issuer in light of the requirements of National Instrument 45-106 and that the Issuer will rely on the information contained herein for purposes of such determination.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

 FORM 3

ACKNOWLEDGMENT AND DIRECTION

TO:        Cassels Brock & Blackwell LLP

RE: CHEMESIS INTERNATIONAL INC. (the “Issuer”) Private Placement of Units

The undersigned (the “Subscriber”) hereby confirms that it has deposited $                                         (the “Deposited Funds”) in trust with Cassels Brock & Blackwell LLP (“Cassels”) for the purchase of                                                     Units of the Issuer (the “Units”), as set out in the attached subscription.

The Subscriber acknowledges and agrees that Cassels acts as legal counsel of the Issuer.  For greater certainty, Cassels in no way represents the interests of the Subscriber in any manner or for any purpose whatsoever.  The Subscriber confirms that it has had the opportunity to consult with its own legal counsel with respect to the purchase any potential resale of the Units.

The Subscriber hereby expressly and irrevocably authorizes and directs Cassels to release and deliver the Deposited Funds to the Issuer against the delivery of certificates representing the Units subscribed for in accordance with the terms of the attached Subscription Agreement.

EXECUTED by the undersigned this                     day of                                                , 2020.

If a corporation, partnership or other entity:	If an individual:

Signature of Authorized Signatory	Signature

Name of Entity	Print or Type Name

Type of Entity

Name and Position of Signatory

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FORM 4

U.S. INVESTOR CERTIFICATE

Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the Subscription Agreement to which this Certificate is attached.  In the event of a conflict between the terms of this Certificate and such Subscription Agreement, the terms of this Certificate shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Certificate is attached, the undersigned Subscriber covenants, represents, warrants and agrees to and with the Issuer that:

(a)

It is authorized to consummate the purchase of the Securities. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of its formation; (ii) is duly authorized and empowered to purchase the Securities; (iii) was not organized exclusively for the purpose of acquiring the Securities and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute the Subscription Agreement on behalf of the undersigned, and, upon such execution, the Subscription Agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Issuer, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents. The undersigned further agrees to furnish upon request by the Issuer any other documents relating to authority to act on behalf of any other entity.

(b)

The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

(c)

It has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment. To the extent necessary, the Subscriber has retained, at his or her own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Subscription Agreement and owning, disposing of and exercising the Securities.

(d)

It is acquiring the Securities either as principal for its own account or for the account of a beneficial purchaser for which it exercises sole investment discretion, for investment purposes only, and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal or state securities laws.

(e)

The address of the Subscriber set out on the face page of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Issuer for the purposes of state “blue sky” laws and the Subscriber has not been formed for the specific purpose of purchasing the Securities.

(f)

It understands that (i) the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and will therefore be "restricted securities", as defined in Rule 144 under the U.S. Securities Act, and may be offered, sold, pledged or otherwise transferred, directly or indirectly, only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws; and (ii) the offer and sale of Securities contemplated hereby is being made in reliance on an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under state securities laws.

34

(g)

The Subscriber, and any beneficial purchaser on behalf of which it is subscribing, is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act by virtue of meeting one of the following criteria (please place a check mark next to the criteria the Subscriber meets and initial the criteria that each applicable beneficial purchaser meets):

☐	(501(a)(1))

any bank as defined in Section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the Investment Issuer Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Issuer Act of 1940, any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000, any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974; if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Subscribers;

☐	(501(a)(2))	any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(501(a)(3))

any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

☐	(501(a)(4))	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	(501(a)(5))

any natural person whose individual net worth, or joint net worth with that person's spouse, excluding the value of his or her primary residence, exceeds U.S.$1,000,000 at the time of the sale of securities to the person.  For purposes of calculating net worth: (i) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (ii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability;

☐	(501(a)(6))

any natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	(501(a)(7))

any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the U.S. Securities Act;

☐	(501(a)(8))	any entity in which all of the equity owners meet the requirements of at least one of the above categories.

35

(h)

The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or the internet, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i)	If the Subscriber decides to offer, sell, pledge or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(i)	the sale is to the Issuer;

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv)

the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) (and, if required by the transfer agent for the applicable Securities, (ii)) it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer stating that such transaction is exempt from registration under the U.S. Securities Act and applicable state securities.

(j)

The certificates representing the Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificates, the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AFTER, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES."

36

(k)

It understands and agrees that the Warrants may be exercised only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act or state securities laws; that certificates representing the Warrants may bear a legend to such effect; and that prior to the issuance of Warrant Shares the Issuer may require the delivery of an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Issuer, to the effect that such issuance is not required to be registered under the U.S. Securities Act.

(l)

It understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of any of the Securities, and that the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber (or any beneficial purchaser) under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Securities, including, without limitation, with respect to the potential applicability of United States federal income taxation rules relating to “passive foreign investment companies” and “qualified electing fund” elections. The Subscriber understands and acknowledges that the Issuer has not made any determination as to whether it will be deemed to be a “passive foreign investment company” in respect of the current year or any future year, and that if the Issuer were to be deemed to be a “passive foreign investment company” in respect of any year in which the Subscriber owns any Securities, there may be material adverse tax consequences to the Subscriber, and the Subscriber may not be able to mitigate such adverse tax consequences.

(m)

It understands and acknowledges that the Issuer is incorporated outside the United States and most or all of its assets are located outside the United States. Consequently, it may be difficult to provide service of process on the Issuer, and it may be difficult to enforce any judgment against the Issuer.

(n)

It understands that (i) if the Issuer is ever determined to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities, and (ii) the Issuer is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for resales of the Securities.

(o)

It understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards and therefore may be materially different from financial statements prepared under U.S. generally accepted accounting principles and therefore may not be comparable to financial statements of United States companies.

(p)

It consents to the Issuer making a notation on its records or giving instructions to any transfer agent for the Securities in order to implement the restrictions on transfer set forth and described in this Representation Letter and the Subscription Agreement to which it is attached.

INVESTOR QUESTIONNAIRE

ALL INFORMATION FURNISHED IS FOR THE SOLE USE OF CHEMESIS INTERNATIONAL INC. (THE “COMPANY”) AND ITS COUNSEL AND WILL BE HELD IN CONFIDENCE BY SUCH PARTIES, EXCEPT THAT THIS QUESTIONNAIRE MAY BE FURNISHED TO SUCH OTHER PARTIES AS THE COMPANY AND ITS COUNSEL DEEM NECESSARY TO ESTABLISH COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS OR TO THE EXTENT REQUIRED BY LAW.

37

1.         Investor Information.

For Individual Investors

(Please Print)

Name of Investor:	__________________________________________

Street Address:	__________________________________________

City, State or Territory, Zip:	__________________________________________

Country:	__________________________________________

Social Security Number:	__________________________________________

Telephone Number (daytime):	__________________________________________

Signature:	__________________________________________

Date:	__________________________________________

State and Country of Residency:	__________________________________________

Check Type of Ownership:	Individual

Joint Tenants (all parties must sign)

Community Property (spouse must sign)

Tenants-in-Common (all parties must sign)

Other: _______________________________

38

Print Name(s) of Spouse, Joint Tenant(s), or Tenant(s)-in-common:

Signature(s) of Spouse, Joint Tenant(s), or Tenant(s)-in-common:

_______________________________________________________________________________________________________

Date:

Social Security Number(s):

Professional Adviser (if applicable):

________________________________                         _______________________________

Signature                                                                                   Mailing Street Address

________________________________                         _______________________________

Print Name                                                                                City, State or Territory, Zip

________________________________                         _______________________________

Telephone Number                                                                 Country

________________________________

Social Security Number

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For Corporate, Partnership, Limited Liability Company, Trust or Other Entity Investors

(Please Print)

Name of Investor:	__________________________________________

Street Address:	__________________________________________

City, State or Territory, Zip:	__________________________________________

Country:	__________________________________________

Taxpayer ID Number:	__________________________________________

Telephone Number (daytime):	__________________________________________

Name of Authorized Signatory:	__________________________________________

Authorized Signatory Signature:	__________________________________________

Date:	__________________________________________

Check Type of Ownership:	____Corporation

____Partnership

____Limited Liability Company

____Trust or Pension Plan

____Other: ______________________________

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2.         Representation as to Residence.  To verify the residence of prospective investors and to obtain a written representation from each as to its legal residence, please complete the following:

A.        For Entities:

Form of entity (e.g., corporation, partnership, limited liability company, trust, etc.)
Organized under the laws of:
Address of principal office:

Addresses of any other offices:

Has the investing entity been organized for the specific purpose of acquiring securities of Chemesis Inc.?	Yes _____ No _____

B.         For Individuals:

(a)        The undersigned is a bona fide resident of the State of ____________ and has been for _____ years.

(b)        The undersigned (__) does (__) does not maintain a residence at any location other than that indicated above at Item 1. If so, where?

             _______________________________________________

(c)         The undersigned has filed a State of ______________ Income Tax Return as an in-state resident for the last _____ years.

(d)        The undersigned is registered to vote in _____________________,
                                                                                    (City)

             ___________________________, ______________________.
                     (County)                                        (State)

3.         Business and Investment Background and Experience.  The business and investment background and experience of the undersigned, or the business and investment background and experience of those individuals responsible for making investment decisions on behalf of the undersigned, if the undersigned is an entity, are as follows:

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Name and address of current employer:	________________________________ ________________________________ ________________________________

Nature of employment:	________________________________ ________________________________

If self-employed, nature of business:	________________________________ ________________________________

Educational degrees received:	________________________________ ________________________________

Training or experience in financial or business matters:  yes (   ) no (   )

If yes, please give details:

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

Service on board of directors of any company:    yes (   )            no (   )

Service as an elected officer of any company:    yes (   )            no (   )

Other positions held during the last five years relating to business or financial matters:

            yes (   )            no (   )              If yes, please give details:

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

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Professional licenses or registrations:	( )

Bar admission:	( )

Accounting certifications:	( )

Broker-dealer registration:	( )

Investment advisor registration:	( )

Securities analyst certification:	( )

Other: ______________________	( )

Dated _______________ 20__.

X                                                                                              Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

                                                                                                Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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